Exhibit 10.20
EXECUTION VERSION

AMENDMENT NO. 2 TO REVOLVING CREDIT AGREEMENT
AMENDMENT NO. 2 dated as of February 19, 2016 (this “Amendment”) to the Revolving Credit Agreement dated as of December 21, 2012 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, including by Amendment No. 1 to Revolving Credit Agreement dated as of November 2, 2015, the “Credit Agreement”) among ZOETIS INC. (the “Borrower”), the several financial institutions from time to time party thereto (collectively, the “Lenders”; individually, a “Lender”) and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).
The parties hereto agree as follows:
SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.
SECTION 2. Amendments. (a) The definition of Adjusted Consolidated EBITDA is hereby amended to read in full as follows (with, solely for purposes of illustration and ease of use of this amendment, deleted text struck through (as in ~~deleted text~~) and newly added text underlined (as in newly added text)):
“Adjusted Consolidated EBITDA” means, for any period, Consolidated Net Income for such period plus (a) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum of (i) Consolidated Interest Expense for such period, (ii) Consolidated income tax expense for such period, (iii) all amounts attributable to depreciation and amortization for such period, (iv) any other non-cash charges for such period, ~~and~~ (v) any loss for such period of any joint venture accounted for on the equity method (except to the extent the Borrower or a Subsidiary actually made an investment in such joint venture during such period to offset such loss) and (vi) any Operational Efficiency Restructuring Charges and Venezuela-Related Charges for such period and minus (b) without duplication and to the extent included in determining such Consolidated Net Income, any income of any such joint venture for such period, except to the extent that dividends or other distributions were actually paid by such joint venture to the Borrower or a Subsidiary during such period and minus (c) any cash expenditures actually made during such period with respect to any non-cash items added back in computing Adjusted Consolidated EBITDA for any prior period pursuant to clause (a)(iv) above, other than any such cash expenditures with respect to Operational Efficiency Restructuring Charges or Venezuela-Related Charges, all determined on a consolidated basis in accordance with GAAP. For the purposes of calculating the Leverage Ratio as of the end of any period, if during such period the applicable Person or any of its Subsidiaries shall have consummated a Specified Transaction (as defined below), Adjusted Consolidated EBITDA for such period shall be calculated after giving pro forma effect thereto as if such Specified Transaction occurred on the first day of such period. For purposes hereof, “Specified Transaction” means any transaction or series of related transactions occurring after the date of this Agreement, resulting in (a) the acquisition or disposition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b) the acquisition or disposition of in excess of 50% of the Equity Interests of any Person or (c) a merger or consolidation or any other combination with another Person

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(other than the Borrower or any of its Subsidiaries); provided that the transactions described in the Registration Statement in connection with the initial public offering of common stock of the Borrower shall be deemed a Specified Transaction.
(b)    The following new definitions are added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:
“Operational Efficiency Restructuring Charges” means restructuring charges recorded by the Borrower during its fiscal quarter ended June 28, 2015 relating to the Borrower’s operational efficiency program announced on May 5, 2015, in an aggregate amount for all such charges not to exceed $237,000,000.
“Venezuela-Related Charges” means write-down, impairment and other charges recorded by the Borrower during its fiscal quarter ended on or about December 31, 2015 relating to the operations of the Borrower and its Subsidiaries in Venezuela, in an aggregate amount for all such charges not to exceed $95,000,000.
SECTION 3. Representations of Borrower. The Borrower hereby represents and warrants that:
(a)    (i) the Borrower has all requisite power and authority to execute, deliver and perform its obligations under this Amendment, (ii) this Amendment has been duly executed and delivered by the Borrower and (iii) this Amendment constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency or similar laws relating to or affecting creditors’ rights generally and by general principles of equity;
(b)    the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement will be true and correct on and as of the Amendment Effective Date; and
(c)    as of the Amendment Effective Date, no Default or Event of Default will have occurred and be continuing or would result from this Amendment or any transaction contemplated hereby.
SECTION 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
SECTION 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed signature page hereto by facsimile or electronic transmission (e.g., “pdf” or “tif”) shall be as effective as delivery of a manually executed counterpart hereof.
SECTION 6. Effect of Amendment; Reaffirmation. This Amendment shall constitute a Loan Document. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents. Without limiting the foregoing, the Borrower acknowledges and agrees that each Loan Document to which it is a party is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms.

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SECTION 7. Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) the Administrative Agent (or its counsel) shall have received:
(a)    from each of the Borrower and Lenders comprising the Required Lenders a counterpart hereof signed by such party;
(b)    a certificate signed by a duly authorized officer of the Borrower certifying as to the matters set forth in Section 3(b) and (c) hereof; and
(c)    (i) a consent fee for the account of each Lender that consents to this Amendment by executing and delivering a signature page to this Amendment to the Administrative Agent appropriately completed on or prior to 3:00 p.m., New York City time, on February 17, 2016, in an amount equal to 0.025% of the sum of such Lender’s Commitment, and, without duplication, any Revolving Loans, Swingline Loans or Letters of Credit, as applicable, under the Credit Agreement and (ii) all other fees, costs and expenses due and payable to the Administrative Agent, any arranger or any Lender in connection with this Amendment, including the fees, charges and disbursements of counsel to the Administrative Agent, to the extent invoiced prior to the date hereof.
[Signature Pages to Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

ZOETIS INC.
By:	/s/ PAUL HERENDEEN
Name: Paul Herendeen
Title: Executive Vice President,
Chief Financial Officer

[Signature Page to Amendment No. 2]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender
By: /s/ VANESSA CHIU
Name: Vanessa Chiu
Title: Executive Director

[Signature Page to Amendment No. 2]

BANK OF AMERICA, N.A.

By: /s/ BRIAN J. WALSH
Name: Brian J. Walsh
Title: Vice President

[Signature Page to Amendment No. 2]

CITIBANK N.A.

By: /s/ RICHARD RIVERA
Name: Richard Rivera
Title: Vice President

[Signature Page to Amendment No. 2]

BARCLAYS BANK PLC

By: /s/ RONNIE GLENN
Name: Ronnie Glenn
Title: Vice President

[Signature Page to Amendment No. 2]

DEUTSCHE BANK AG NEW YORK BRANCH

By: /s/ MING K. CHU
Name: Ming K. Chu
Title: Vice President

By: /s/ PETER CUCCHIARA
Name: Peter Cucchiara
Title: Vice President

[Signature Page to Amendment No. 2]

BNP PARIBAS

By: /s/ MICHAEL HOFFMAN
Name: Michael Hoffman
Title: Vice President

By: /s/ TODD GROSSNICKLE
Name: Todd Grossnickle
Title: Vice President

[Signature Page to Amendment No. 2]

ROYAL BANK OF CANADA

By: /s/ AMY PROMAINE
Name: Amy Promaine
Title: Authorized Signatory

[Signature Page to Amendment No. 2]

HSBC BANK USA, N.A.

By: /s/ RODERICK FELTZER
Name: Roderick Feltzer
Title: Vice President

[Signature Page to Amendment No. 2]

THE BANK OF TOKYO MITSUBISHI UFJ, Ltd.

By: /s/ JAIME JOHNSON
Name: Jaime Johnson
Title: Director

[Signature Page to Amendment No. 2]

MORGAN STANLEY BANK, N.A.

By: /s/ ALICE LEE
Name: Alice Lee
Title: Authorized Signatory

[Signature Page to Amendment No. 2]

TD BANK, N.A.

By: /s/ SHIVANI AGARWAL
Name: Shivani Agarwal
Title: Senior Vice President

[Signature Page to Amendment No. 2]

COOPERATIEVE RABOBANK U.A.,
NEW YORK BRANCH
(formerly known as COOPERATIEVE CENTRALE
RAIFFEISEN-BOERENLEENBANK B.A.,
"RABOBANK NEDERLAND" NEW YORK BRANCH)

By: /s/ JOHN L. CHURCH
Name: John L. Church
Title: ManagingDirector

By: /s/ PETER DUNCAN
Name: Peter Duncan
Title: Managing Director

[Signature Page to Amendment No. 2]

STANDARD CHARTERED BANK

By: /s/ REBECCA SHEN
Name: Rebecca Shen
Title: Director

[Signature Page to Amendment No. 2]

BANK OF CHINA, NEW YORK BRANCH

By: /s/ HAIFENG XU
Name: Haifeng Xu
Title: Executive Vice President

[Signature Page to Amendment No. 2]